UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2026

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on March 2, 2026, Charles & Colvard, Ltd., a North Carolina corporation (the “Company”), filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (“Chapter 11”) in the United States Bankruptcy Court for the Eastern District of North Carolina (the “Bankruptcy Court”), and commenced a Chapter 11 case for the Company (the “Chapter 11 Case”). The case is styled as In re Charles & Colvard, Ltd.

On April 15, 2025, the Company finalized negotiations of an Asset Purchase Agreement (the “Purchase Agreement”) with Van Lang Jewelry LLC or its affiliate Jewelry Design Partners LLC (the “Buyer”), pursuant to which, subject to the terms and conditions set forth therein, including approval of the Bankruptcy Court, the Buyer agreed to acquire the assets of the Company (except for the Excluded Assets, as listed on Schedule 1 thereto) and assume certain liabilities (the “Transaction”), for consideration of $1,500,000 (subject to a credit bid and offset against all of the indebtedness owed to the Buyer under the Section 364 Financing Loan Agreement dated March 24, 2026, by and between the Company and the Buyer). A former member of the Company’s Board of Directors (the “Board”), Duc Pham, who resigned from the Board on March 25, 2026, is a Manager of Jewelry Design Partners LLC.

Upon receipt of Bankruptcy Court approval, the Buyer is expected to be designated as the “stalking horse” bidder with respect to the assets to be acquired under the Purchase Agreement in connection with a sale of the Company’s assets under section 363 of the Bankruptcy Code. The Transaction will be conducted pursuant to Bankruptcy Court-approved bidding procedures and is subject to (a) the receipt of a bid that meets the specifications set forth in the Purchase Agreement and that constitutes, in the Company’s reasonable judgment, a higher or otherwise better offer from competing bidders (a “Higher or Better Bid”), (b) approval of the sale by the Bankruptcy Court, and (c) the satisfaction of certain conditions to closing.

The Purchase Agreement contains customary representations, warranties and covenants of the parties for a transaction involving the acquisition of assets from a debtor in bankruptcy, and the completion of the Transaction is subject to a number of conditions, including, among others, the entry of an order of the Bankruptcy Court authorizing and approving the Transaction, the performance by each party of its obligations under the Purchase Agreement, and the accuracy of each party’s representations, subject to certain materiality qualifiers. The Purchase Agreement may be terminated by the Buyer or the Sellers under certain circumstances, including, among others, if the Transaction is not closed by July 7, 2026.

Subject to Bankruptcy Court approval and in accordance with the terms and conditions set forth in the Purchase Agreement, the Buyer may be entitled to a break-up fee of $45,000 cash consideration, paid by the Company, if the Purchase Agreement is terminated by the Company due to the receipt of a Higher or Better Bid, and the Company consummates, or obtains Bankruptcy Court approval to consummate, a sale of all or substantially all of its assets to another entity. In addition, subject to Bankruptcy Court approval and in accordance with the terms and conditions set forth in the Purchase Agreement, the Company shall reimburse the Buyer for its reasonable, documented, out of pocket fees and expenses incurred in connection with the negotiation, execution, and performance of the Purchase Agreement and participation in the sale process, in an amount not to exceed $45,000, if (a) the Purchase Agreement is terminated by the Buyer due to (i) the Buyer’s conditions to close having become incapable of fulfillment (other than due to the Buyer’s breach of any covenant or agreement contained in the Purchase Agreement) or (ii) the Company’s material breach of the representations and warranties, taken as a whole, or of any material covenant or agreement contained in the Purchase Agreement which breach cannot be or has not been cured within 10 business days after the giving of written notice of such breach, or (b) if the Purchase Agreement is terminated by the Company due to (i) the closing not having occurred by the date following the satisfaction or waiver of all closing conditions by each party thereto, as applicable, (ii) the Bankruptcy Court failing to enter the sale order by July 2, 2026, or (iii) the closing not having occurred by July 7, 2026.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were made solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the parties thereto and qualified by disclosures not reflected in the text of the Purchase Agreement, are not intended to provide factual, business, or financial information about the parties thereto and may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes of allocating risk between the Buyer and the Company, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, you should not rely upon the representations and warranties in the Agreement as statements of factual information.

Cautionary Note Regarding the Chapter 11 Case

The Company cautions that trading in the Company’s common stock during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s common stock in the Chapter 11 Case. The Company expects that holders of the Company’s common stock may experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements typically can be identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently. All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, the Company’s actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of Chapter 11; the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Company’s restructuring process, on the Company’s liquidity (including the availability of operating capital during the pendency of Chapter 11); the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of Chapter 11; objections to the Company’s restructuring process or other pleadings filed that could protract Chapter 11; risks associated with the Company’s proposed restructuring plan; risks associated with third-party motions in Chapter 11; Bankruptcy Court rulings in the Chapter 11 process and the outcome of Chapter 11 in general; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; in addition to the other risks and uncertainties described in more detail in the Company’s filings with the U.S. Securities and Exchange Commission. Furthermore, such forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Asset Purchase Agreement, dated as of April 15, 2026, by and between the Company and Van Lang Jewelry LLC or Jewelry Design Partners LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

April 20, 2026	By	/s/ Clint J. Pete
Clint J. Pete
Chief Financial Officer